Exhibit 99.1

Ventas, Inc.	111 S. Wacker Drive, Suite 4800	Chicago, Illinois 60606	1-877-4VENTAS	www.ventasreit.com

		Contacts:	Debra A. Cafaro Chairman, President and CEO or Richard A. Schweinhart Executive Vice President and CFO 1-877-4VENTAS

VENTAS DECLARES REGULAR QUARTERLY DIVIDEND OF $0.5125 PER SHARE

Stockholders Re-elect Directors, Ratify E&Y and Approve Charter Amendment;

Board Re-appoints Leadership

CHICAGO, IL (May 19, 2008) – Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) said today that its Board of Directors declared a regular quarterly dividend of $0.5125 per share, payable in cash on June 27, 2008 to stockholders of record on June 4, 2008. The dividend is the second quarterly installment of the Company’s 2008 annual dividend.

STOCKHOLDERS APPROVE PROPOSALS

At Ventas’s annual meeting today, stockholders voted to re-elect the following Board members to new one-year terms: Debra A. Cafaro, Douglas Crocker II, Ronald G. Geary, Jay M. Gellert, Robert D. Reed, Sheli Z. Rosenberg, James D. Shelton and Thomas C. Theobald.

Ventas stockholders also ratified Ernst & Young LLP as the Company’s independent registered public accounting firm for 2008 and approved an amendment to the Company’s Certificate of Incorporation to eliminate the Board’s ability to provide waivers from the constructive ownership limitations therein relating to Ventas’s status as a qualified real estate investment trust under U.S. federal income tax law.

BOARD RE-APPOINTS LEADERSHIP

Also today, consistent with the Company’s commitment to sound corporate governance, the Ventas Board of Directors re-appointed Mr. Crocker, an independent director, as the Company’s Presiding Director to chair executive sessions of the Board and otherwise act as a liaison between the independent members of the Ventas Board and the Company’s management. Additionally, the Ventas Board re-appointed Ms. Cafaro as Chairman. Ms. Cafaro is also the Company’s President and Chief Executive Officer.

Ventas, Inc. is a leading healthcare real estate investment trust. Its diverse portfolio of properties located in 43 states and two Canadian provinces includes seniors housing communities, skilled nursing facilities, hospitals and medical office and other properties. More information about Ventas can be found on its website at www.ventasreit.com.

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Ventas Declares Regular Quarterly Dividend

May 19, 2008

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Ventas, Inc.’s (“Ventas” or the “Company”) and its subsidiaries’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. Factors that may affect the Company’s plans or results include without limitation: (a) the ability and willingness of the Company’s operators, tenants, borrowers, managers and other third parties, as applicable, to meet and/or perform the obligations under their various contractual arrangements with the Company; (b) the ability and willingness of Kindred Healthcare, Inc. (together with its subsidiaries, “Kindred”), Brookdale Living Communities, Inc. (together with its subsidiaries, “Brookdale”) and Alterra Healthcare Corporation (together with its subsidiaries, “Alterra”) to meet and/or perform their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities under the Company’s respective contractual arrangements with Kindred, Brookdale and Alterra; (c) the ability of the Company’s operators, tenants, borrowers and managers, as applicable, to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities; (d) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States; (e) the nature and extent of future competition; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s cost of borrowing; (h) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (i) the results of litigation affecting the Company; (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (k) the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company’s interest rate swap agreement; (m) the Company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (n) final determination of the Company’s taxable net income for the year ended December 31, 2007 and for the year ending December 31, 2008; (o) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases and the Company’s ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants; (p) risks associated with the Company’s seniors housing communities managed by Sunrise Senior Living, Inc. (“Sunrise”), including the timely delivery of accurate property-level financial results for the Company’s properties; (q) factors causing volatility in the Company’s revenues generated by its seniors housing communities managed by Sunrise, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs and professional and general liability claims; (r) the movement of U.S. and Canadian exchange rates; (s) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators, including the rent escalator for Master Lease 2 with Kindred, and the Company’s earnings; (t) the impact on the liquidity, financial condition and results of operations of the Company’s operators, tenants, borrowers and managers, as applicable, resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of the Company’s operators, tenants, borrowers and managers to accurately estimate the magnitude of such liabilities; (u) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; and (v) the impact of the Sunrise strategic review process and accounting, legal and regulatory issues. Many of these factors are beyond the control of the Company and its management.

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